Mortgage Loan Statistics

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

MORTGAGE LOAN PROGRAMS FOR THE

MORTGAGE LOANS IN LOAN GROUP 1(1)

Loan Programs	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1Month LIB	$ 171,195	1	0.01%	$ 171,195	6.500%	359	697	69.98%
1M LIB-IO	8,305,250	20	0.55	415,263	5.790	358	677	71.19
3M LIB	296,000	1	0.02	296,000	5.250	356	722	69.81
6M LIB	20,778,764	79	1.38	263,022	5.906	344	678	76.53
6M LIB -IO	74,614,037	199	4.96	374,945	5.717	357	706	76.83
1Y LIB	6,906,469	17	0.46	406,263	5.995	359	673	74.52
1Y LIB -IO	38,303,540	121	2.55	316,558	5.798	359	695	76.60
2/28 1Y LIB	2,205,282	14	0.15	157,520	5.391	354	730	79.94
2/28 1Y LIB -IO	1,100,329	5	0.07	220,066	5.476	357	703	78.56
2/28 6M LIB	92,550,509	455	6.16	203,408	6.221	356	691	80.59
2/28 6M LIB -IO	894,548,353	3,164	59.51	282,727	6.382	358	673	80.04
3/27 1Y LIB	2,202,879	8	0.15	275,360	5.236	355	720	80.62
3/27 1Y LIB -IO	15,581,060	42	1.04	370,978	5.395	357	726	75.05
3/27 6M LIB	12,042,448	64	0.80	188,163	6.460	353	687	77.46
3/27 6M LIB -IO	71,116,471	253	4.73	281,093	6.170	359	708	79.02
5/25 1Y LIB -IO	6,582,987	18	0.44	365,722	5.754	358	709	75.09
5/25 6M LIB	3,172,249	13	0.21	244,019	5.904	358	702	72.62
5/25 6M LIB -IO	44,571,981	131	2.97	340,244	6.144	359	709	75.64
7/23 1Y LIB -IO	2,256,800	5	0.15	451,360	5.713	358	716	71.14
7/23 6M LIB	151,464	1	0.01	151,464	6.000	359	672	80.00
7/23 6M LIB -IO	1,208,215	5	0.08	241,643	6.268	360	725	76.99
10/20 1Y LIB -IO	575,000	2	0.04	287,500	5.772	360	762	44.93
10/20 6M LIB -IO	759,650	2	0.05	379,825	5.934	360	733	78.82
Fixed Balloon	2,497,999	28	0.17	89,214	11.223	175	658	97.29
Fixed Balloon-IO	403,750	3	0.03	134,583	11.126	179	640	95.81
15Y Fixed Rate	7,853,972	43	0.52	182,651	6.071	177	692	59.04
20Y Fixed Rate	1,133,135	8	0.08	141,642	6.610	231	698	60.34
30Y Fixed Rate	108,914,206	456	7.25	238,847	6.338	358	702	70.40
30Y Fixed Rate -IO	82,356,459	263	5.48	313,142	6.208	359	713	69.17
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

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(1)  A mortgage loan with a loan program including the term “30Y LIB1M” has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB3M” has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB6M” has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB12M” has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB12M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB12M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “10/20 LIB12M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “10/20 LIB6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “IO” has an interest only period. A mortgage loan with a loan program of “15Yr Fixed”, “20Yr Fixed” or “30Yr Fixed” is a fixed-rate loan with a term of 15, 20 or 30 years, respectively. A mortgage loan with a loan program of “30/15 Fixed Balloon” has a term of 30 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15.

PRINCIPAL BALANCES AS OF ORIGINATION

FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Range of Mortgage Loan Principal Balances	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
$0.01 to $250,000.00	$ 464,723,447	2,874	30.92%	$ 161,699	6.403%	354	679	78.16%
$250,000.01 to $300,000.00	188,493,680	685	12.54	275,173	6.262	357	683	78.66
$300,000.01 to $350,000.00	148,296,973	457	9.87	324,501	6.247	358	687	78.56
$350,000.01 to $400,000.00	147,591,319	393	9.82	375,550	6.305	357	693	79.57
$400,000.01 to $450,000.00	121,514,333	285	8.08	426,366	6.231	356	690	78.80
$450,000.01 to $500,000.00	122,311,224	257	8.14	475,919	6.223	357	689	78.36
$500,000.01 to $550,000.00	71,161,385	136	4.73	523,245	6.255	358	683	79.63
$550,000.01 to $600,000.00	67,866,697	118	4.51	575,141	6.073	358	679	79.50
$600,000.01 to $650,000.00	44,765,313	71	2.98	630,497	6.207	358	677	76.62
$650,000.01 to $700,000.00	26,450,303	39	1.76	678,213	6.139	359	675	78.50
$700,000.01 to $750,000.00	25,689,061	35	1.71	733,973	6.187	359	679	76.54
$750,000.01 to $800,000.00	6,233,941	8	0.41	779,243	5.977	357	712	78.00
$800,000.01 to $850,000.00	5,838,375	7	0.39	834,054	6.369	359	709	75.23
$850,000.01 to $900,000.00	5,285,050	6	0.35	880,842	5.621	359	724	72.16
$900,000.01 to $950,000.00	4,608,050	5	0.31	921,610	5.898	359	703	67.20
$950,000.01 to $1,000,000.00	24,676,213	25	1.64	987,049	5.786	358	720	67.04
$1,000,000.01 to $2,000,000.00	27,655,088	20	1.84	1,382,754	5.971	358	709	62.77
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

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*	The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $277,571.

PRINCIPAL BALANCES AS OF ORIGINATION

FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Range of Mortgage Loan Principal Balances	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
$0.01 to $250,000.00	$ 463,734,891	2,870	30.85%	$ 161,580	6.404%	354	679	78.16%
$250,000.01 to $300,000.00	188,896,672	687	12.57	274,959	6.261	357	683	78.62
$300,000.01 to $350,000.00	148,533,072	458	9.88	324,308	6.247	358	687	78.57
$350,000.01 to $400,000.00	147,143,496	392	9.79	375,366	6.311	357	693	79.64
$400,000.01 to $450,000.00	121,914,267	286	8.11	426,274	6.225	356	691	78.78
$450,000.01 to $500,000.00	122,212,866	257	8.13	475,536	6.225	357	689	78.37
$500,000.01 to $550,000.00	71,657,097	137	4.77	523,045	6.250	358	683	79.56
$550,000.01 to $600,000.00	67,866,697	118	4.51	575,141	6.073	358	679	79.50
$600,000.01 to $650,000.00	44,765,313	71	2.98	630,497	6.207	358	677	76.62
$650,000.01 to $700,000.00	25,751,313	38	1.71	677,666	6.153	359	675	78.71
$700,000.01 to $750,000.00	26,388,052	36	1.76	733,001	6.172	358	678	76.39
$750,000.01 to $800,000.00	6,233,941	8	0.41	779,243	5.977	357	712	78.00
$800,000.01 to $850,000.00	5,838,375	7	0.39	834,054	6.369	359	709	75.23
$850,000.01 to $900,000.00	5,285,050	6	0.35	880,842	5.621	359	724	72.16
$900,000.01 to $950,000.00	4,608,050	5	0.31	921,610	5.898	359	703	67.20
$950,000.01 to $1,000,000.00	24,676,213	25	1.64	987,049	5.786	358	720	67.04
$1,000,000.01 to $2,000,000.00	27,655,088	20	1.84	1,382,754	5.971	358	709	62.77
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

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*	The average original principal balance of the Mortgage Loans at origination was approximately $277,285.

MORTGAGE RATES FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Range of Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
3.000 - 3.499	$ 1,249,700	2	0.08%	$ 624,850	3.303%	356	735	76.88%
3.500 - 3.999	2,213,900	5	0.15	442,780	3.934	357	758	78.22
4.000 - 4.499	2,252,356	7	0.15	321,765	4.307	356	741	78.58
4.500 - 4.999	31,441,546	101	2.09	311,302	4.807	355	720	73.28
5.000 - 5.499	116,839,986	374	7.77	312,406	5.288	355	705	75.05
5.500 - 5.999	427,231,995	1,416	28.42	301,718	5.763	356	697	74.87
6.000 - 6.499	402,094,359	1,444	26.75	278,459	6.228	357	687	77.65
6.500 - 6.999	325,828,581	1,222	21.68	266,636	6.722	358	671	80.99
7.000 - 7.499	109,211,299	452	7.27	241,618	7.222	358	659	81.89
7.500 - 7.999	54,508,192	238	3.63	229,026	7.715	358	654	83.86
8.000 - 8.499	14,624,778	65	0.97	224,997	8.217	357	650	85.28
8.500 - 8.999	8,789,690	37	0.58	237,559	8.685	354	667	84.77
9.000 - 9.499	1,444,244	6	0.10	240,707	9.142	341	653	80.34
9.500 - 9.999	1,534,257	10	0.10	153,426	9.748	341	675	86.76
10.000 - 10.499	606,526	8	0.04	75,816	10.232	281	663	84.88
10.500 - 10.999	734,530	6	0.05	122,422	10.765	220	641	94.86
11.000 - 11.499	489,272	5	0.03	97,854	11.206	256	625	94.93
11.500 - 11.999	915,410	7	0.06	130,773	11.763	177	652	98.27
12.000 - 12.499	776,958	6	0.05	129,493	12.022	179	647	94.24
12.500 - 12.999	189,251	2	0.01	94,626	12.964	164	676	95.68
13.000 - 13.499	59,728	3	0.00	19,909	13.164	143	635	105.76
13.500 - 13.999	24,406	1	0.00	24,406	13.990	143	634	124.68
14.000 - 14.499	58,539	2	0.00	29,269	14.250	122	638	111.77
15.500 - 15.999	40,948	2	0.00	20,474	15.623	144	625	119.04
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

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*	The weighted average mortgage rate of the Mortgage Loans as of the Cut-off Date was approximately 6.271% per annum.

NEXT ADJUSTMENT DATE FOR THE

MORTGAGE LOANS IN LOAN GROUP 1*

Next Adjustment Date	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$ 253,632	6.346%	348	705	69.79%
September 2005	10,931,859	31	0.73	352,641	5.646	346	682	74.32
October 2005	22,062,793	78	1.47	282,856	5.569	351	697	77.50
November 2005	14,489,971	45	0.96	321,999	5.542	352	700	77.30
December 2005	31,900,902	89	2.12	358,437	5.923	355	702	76.50
January 2006	23,711,620	61	1.58	388,715	6.036	357	696	76.58
February 2006	4,820,724	19	0.32	253,722	6.058	353	682	73.38
March 2006	434,200	1	0.03	434,200	5.625	360	625	69.47
April 2006	414,700	2	0.03	207,350	5.859	356	679	72.89
May 2006	2,330,675	6	0.16	388,446	5.685	357	699	77.98
June 2006	11,299,466	39	0.75	289,730	5.981	358	704	77.51
July 2006	21,435,509	63	1.43	340,246	5.720	359	691	76.94
August 2006	9,704,155	30	0.65	323,472	5.909	360	682	73.75
September 2006	625,397	2	0.04	312,698	6.053	357	677	76.19
October 2006	393,722	2	0.03	196,861	4.834	350	722	80.00
November 2006	56,534	1	0.00	56,534	5.750	351	710	69.76
December 2006	662,852	4	0.04	165,713	5.465	352	759	83.39
January 2007	6,194,199	32	0.41	193,569	5.706	353	715	80.78
February 2007	9,576,643	43	0.64	222,713	5.626	354	708	79.91
March 2007	15,426,275	60	1.03	257,105	5.776	355	699	79.21
April 2007	37,741,071	177	2.51	213,226	6.060	356	695	80.03
May 2007	115,958,493	420	7.71	276,092	6.207	357	681	80.72
June 2007	398,980,240	1,461	26.54	273,087	6.421	358	670	80.74
July 2007	370,824,995	1,308	24.67	283,505	6.437	359	672	79.54
August 2007	30,057,816	106	2.00	283,564	6.348	360	695	75.51
September 2007	2,179,045	7	0.14	311,292	5.895	356	707	81.30
October 2007	451,537	1	0.03	451,537	5.000	350	661	90.00
November 2007	358,805	4	0.02	89,701	6.087	351	671	79.91
December 2007	801,299	5	0.05	160,260	6.126	352	698	79.31
January 2008	427,157	2	0.03	213,578	4.933	353	718	92.68
February 2008	425,765	1	0.03	425,765	5.000	354	705	77.00
March 2008	9,143,091	20	0.61	457,155	4.881	355	737	77.11
April 2008	3,138,340	10	0.21	313,834	6.335	356	709	70.20
May 2008	2,794,075	10	0.19	279,407	6.231	357	691	73.54
June 2008	2,694,872	12	0.18	224,573	6.173	358	693	78.76
July 2008	45,149,939	175	3.00	258,000	6.258	359	706	80.43
August 2008	31,996,153	113	2.13	283,152	6.076	360	712	76.93
September 2008	1,127,700	3	0.08	375,900	7.140	360	693	69.57
September 2009	910,936	2	0.06	455,468	6.923	349	688	76.91
October 2009	237,471	1	0.02	237,471	5.875	350	689	80.00
November 2009	418,883	2	0.03	209,441	5.819	351	618	76.93
January 2010	214,369	2	0.01	107,184	6.151	353	671	80.00
March 2010	421,100	2	0.03	210,550	5.973	355	685	80.00
April 2010	3,122,132	10	0.21	312,213	6.064	356	727	74.48
May 2010	3,111,123	6	0.21	518,520	6.232	357	723	64.87
June 2010	1,822,157	8	0.12	227,770	5.849	358	731	68.04
July 2010	21,254,885	62	1.41	342,821	6.124	359	701	74.87
August 2010	22,526,162	66	1.50	341,305	6.005	360	713	77.74
September 2010	288,000	1	0.02	288,000	7.125	360	743	80.00
March 2011	149,000	1	0.01	149,000	4.625	343	759	58.89
July 2012	1,703,029	5	0.11	340,606	6.143	359	717	73.11
August 2012	1,468,450	4	0.10	367,113	5.752	360	720	74.04
September 2012	296,000	1	0.02	296,000	6.000	360	684	80.00
August 2015	1,334,650	4	0.09	333,663	5.864	360	746	64.22
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

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As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Mortgage Loans was approximately 230 months.

*Fixed rate mortgage loans in Loan Group 1.

GROSS MARGINS FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Range of Gross Margins (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$ 253,632	6.346%	348	705	69.79%
1.000 - 1.249	359,650	1	0.02	359,650	3.125	356	770	69.16
1.500 - 1.749	1,182,050	2	0.08	591,025	3.499	356	736	80.00
1.750 - 1.999	1,816,357	5	0.12	363,271	4.963	357	753	72.37
2.000 - 2.249	1,738,500	4	0.12	434,625	5.044	357	731	76.40
2.250 - 2.499	62,558,030	163	4.16	383,792	5.768	358	715	74.42
2.500 - 2.749	14,841,334	38	0.99	390,561	5.692	350	714	79.52
2.750 - 2.999	99,735,027	261	6.64	382,127	5.939	357	698	72.14
3.000 - 3.249	37,065,804	116	2.47	319,533	6.141	356	706	77.55
3.250 - 3.499	156,037,185	622	10.38	250,864	5.887	357	710	76.17
3.500 - 3.749	75,393,652	273	5.02	276,167	6.196	359	704	78.62
3.750 - 3.999	19,231,560	61	1.28	315,271	6.120	357	696	77.97
4.000 - 4.249	60,205,109	194	4.01	310,336	6.178	358	689	75.78
4.250 - 4.499	27,986,401	111	1.86	252,130	6.151	358	690	80.33
4.500 - 4.749	14,252,149	65	0.95	219,264	6.321	358	687	82.80
4.750 - 4.999	49,352,348	222	3.28	222,308	5.951	358	677	79.84
5.000 - 5.249	134,377,150	507	8.94	265,044	6.650	359	684	79.36
5.250 - 5.499	84,103,846	320	5.60	262,825	6.129	358	674	79.90
5.500 - 5.749	27,775,430	145	1.85	191,555	6.542	358	665	80.06
5.750 - 5.999	283,808,784	1,012	18.88	280,443	6.356	358	663	81.43
6.000 - 6.249	76,781,571	264	5.11	290,839	6.689	358	644	84.16
6.250 - 6.499	55,395,114	179	3.69	309,470	7.095	358	635	89.75
6.500 - 6.749	10,645,039	34	0.71	313,089	7.579	358	623	89.57
6.750 - 6.999	4,823,074	17	0.32	283,710	6.437	358	671	79.94
7.750 - 7.999	152,963	2	0.01	76,481	9.481	324	614	87.67
8.000 - 8.249	46,557	1	0.00	46,557	11.375	285	600	84.96
9.250 - 9.499	336,250	1	0.02	336,250	9.250	358	518	73.98
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

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The weighted average gross margin of the Mortgage Loans as of the Cut-off Date was approximately 6.271% per annum

*Fixed rate mortgage loans in Loan Group 1.

MAXIMUM MORTGAGE RATES

FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Range of Maximum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$ 253,632	6.346%	348	705	69.79%
9.000% to 9.499%	359,650	1	0.02	359,650	3.125	356	770	69.16
9.500% to 9.999%	9,140,575	23	0.61	397,416	5.361	357	693	71.36
10.000% to 10.499%	3,990,301	12	0.27	332,525	4.947	355	716	75.35
10.500% to 10.999%	39,893,625	119	2.65	335,241	5.120	357	723	73.49
11.000% to 11.499%	103,303,189	324	6.87	318,837	5.403	358	706	76.03
11.500% to 11.999%	322,901,862	1,097	21.48	294,350	5.803	358	692	77.35
12.000% to 12.499%	341,257,810	1,204	22.70	283,437	6.177	358	683	78.84
12.500% to 12.999%	282,170,499	1,050	18.77	268,734	6.631	358	670	80.47
13.000% to 13.499%	98,574,970	397	6.56	248,300	7.136	358	659	82.98
13.500% to 13.999%	70,555,809	278	4.69	253,798	7.400	357	656	87.03
14.000% to 14.499%	14,733,343	60	0.98	245,556	7.778	354	652	87.37
14.500% to 14.999%	7,690,091	29	0.51	265,176	8.280	354	681	83.32
15.000% to 15.499%	2,396,469	11	0.16	217,861	8.463	354	672	84.30
15.500% to 15.999%	1,938,679	8	0.13	242,335	9.044	354	664	87.88
16.000% to 16.499%	662,989	3	0.04	220,996	9.686	341	597	81.87
16.500% to 16.999%	170,937	1	0.01	170,937	10.875	359	606	90.00
17.000% to 17.499%	142,405	1	0.01	142,405	11.125	359	637	95.00
18.000% to 18.499%	117,729	2	0.01	58,864	11.224	286	604	84.98
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

_________________

_________________

As of the Cut-off Date, the weighted average maximum mortgage rate of the Mortgage Loans was approximately 4.560% per annum.

*Fixed rate mortgage loans in Loan Group 1.

INITIAL FIXED-RATE PERIOD

FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Description	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$253,632	6.346%	348	705	69.79%
Three Months**	8,772,445	22	0.58	398,748	5.785	358	679	71.12
Six Months	95,392,802	278	6.35	343,140	5.758	354	700	76.76
One Year	45,210,009	138	3.01	327,609	5.828	359	692	76.28
Two Years	990,404,472	3,638	65.89	272,239	6.363	358	675	80.09
Three Years	100,942,858	367	6.72	275,049	6.065	358	708	78.26
Five Years	54,327,217	162	3.61	335,353	6.083	359	709	75.39
Seven Years	3,616,479	11	0.24	328,771	5.910	359	717	73.47
Ten Years	1,334,650	4	0.09	333,663	5.864	360	746	64.22
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$277,285	6.271%	356	685	78.00%

_________________

**This is an introductory rate program.

*Fixed rate mortgage loans in Loan Group 1.

INITIAL PERIODIC RATE CAP

FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Initial Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$ 253,632	6.346%	348	705	69.79%
1.000	78,965,087	224	5.25	352,523	5.880	354	693	75.55
1.500	499,758	2	0.03	249,879	8.841	346	537	65.05
2.000	124,210,650	481	8.26	258,234	5.670	357	709	77.93
2.250	296,000	1	0.02	296,000	5.250	356	722	69.81
3.000	724,546,047	2,436	48.20	297,433	6.447	358	673	79.38
5.000	49,937,998	138	3.32	361,870	6.234	358	709	75.68
5.125	416,940	1	0.03	416,940	6.875	357	631	95.00
5.375	712,000	2	0.05	356,000	6.625	357	711	80.00
6.000	320,213,145	1,334	21.30	240,040	6.158	358	683	81.06
6.750	203,307	1	0.01	203,307	5.250	356	729	95.00
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

_________________

*Fixed rate mortgage loans in Loan Group 1.

SUBSEQUENT PERIODIC RATE CAP

FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Subsequent Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$ 253,632	6.346%	348	705	69.79%
1.000	1,045,198,493	3,760	69.53	277,978	6.323	358	678	79.14
1.500	729,540	5	0.05	145,908	9.404	332	568	69.03
2.000	168,552,019	570	11.21	295,705	6.005	359	705	78.11
3.000	63,498,526	217	4.22	292,620	6.201	357	678	84.93
6.000	22,022,353	68	1.47	323,858	5.274	356	713	78.86
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

_________________

*Fixed rate mortgage loans in Loan Group 1.

ORIGINAL LOAN-TO-VALUE RATIOS

FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Range of Original Loan-to-Value Ratios (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
10.01% to 15.00%	$ 385,710	2	0.03%	$ 192,855	5.967%	358	699	13.16%
15.01% to 20.00%	565,390	3	0.04	188,463	5.731	347	639	17.96
20.01% to 25.00%	384,834	5	0.03	76,967	6.384	340	711	23.43
25.01% to 30.00%	1,758,706	8	0.12	219,838	6.223	285	666	28.16
30.01% to 35.00%	2,359,004	11	0.16	214,455	5.942	324	718	32.52
35.01% to 40.00%	4,622,228	21	0.31	220,106	5.804	338	707	37.97
40.01% to 45.00%	10,290,380	38	0.68	270,799	5.800	347	715	42.97
45.01% to 50.00%	15,437,171	48	1.03	321,608	5.782	349	711	48.12
50.01% to 55.00%	17,066,797	58	1.14	294,255	5.764	353	709	53.12
55.01% to 60.00%	40,152,095	119	2.67	337,413	5.934	352	708	58.35
60.01% to 65.00%	56,129,118	155	3.73	362,123	5.860	357	694	63.75
65.01% to 70.00%	144,361,566	478	9.60	302,012	5.997	357	703	69.45
70.01% to 75.00%	79,293,592	273	5.28	290,453	6.035	357	692	73.91
75.01% to 80.00%	879,651,976	3,287	58.52	267,615	6.278	358	684	79.82
80.01% to 85.00%	41,684,300	141	2.77	295,633	6.258	356	662	84.44
85.01% to 90.00%	112,411,422	391	7.48	287,497	6.683	357	662	89.64
90.01% to 95.00%	85,830,259	316	5.71	271,615	6.884	354	669	94.75
95.01% to 100.00%	10,662,305	62	0.71	171,973	7.662	321	683	99.86
100.01% or greater	113,600	5	0.01	22,720	14.471	133	628	122.49
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

_________________

The minimum and maximum loan-to-value ratios of the Mortgage Loans at origination were approximately [___]% and [___]%, respectively, and the weighted average original loan-to-value ratio at origination of the Mortgage Loans as of the Cut-off Date was approximately 78.00%.

OCCUPANCY TYPES FOR THE MORTGAGE LOANS IN LOAN GROUP 1(1)

Occupancy	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Owner Occupied	$1,273,601,914	4,498	84.73%	$ 283,148	6.263%	356	680	78.80%
Investment	193,252,155	812	12.86	237,995	6.346	357	712	73.78
Second Home	36,306,383	111	2.42	327,085	6.158	356	712	72.39
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

_________________

(1) Based on representations by the mortgagors at the time of origination of the Mortgage Loans.

MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Loan Documentation Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Progressive Series Program (Limited (Stated) Documentation)	$ 573,234,214	1,952	38.14%	$293,665	6.200%	356	700	75.94%
Progressive Series Program (Full Documentation)	463,785,773	1,977	30.85	234,591	6.169	357	665	80.06
Progressive Express Program (Non Verified Assets)	252,723,489	730	16.81	346,197	6.519	356	677	80.29
Progressive Express Program (Verified Assets)	132,236,811	463	8.80	285,609	6.482	358	698	78.93
Progressive Express No Doc Program (No Documentation)	52,016,913	205	3.46	253,741	6.373	351	699	69.94
Progressive Series Program (Stated Income/Stated Assets Documentation)	16,316,026	49	1.09	332,980	6.129	359	711	73.16
Progressive Series Program (Alternative Documentation)	9,496,835	34	0.63	279,319	5.895	358	671	82.01
Progressive Series Program (Lite Income/Stated Asset Documentation)	962,317	4	0.06	240,579	5.124	355	735	63.43
Progressive Series Program (No Income/No Asset Documentation)	893,067	2	0.06	446,533	5.611	321	694	70.00
Progressive Series Program (Full Income/Stated Assets Documentation)	873,200	3	0.06	291,067	5.785	359	735	77.10
Progressive Express Program No Doc Program (Verified Assets)	621,808	2	0.04	310,904	7.386	359	705	84.12
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

See “-Underwriting Standards” in the Prospectus Supplement for a detailed description of the Seller’s loan programs and documentation requirements.

RISK CATEGORIES FOR THE MORTGAGE LOANS IN LOAN GROUP 1(1) (2)

Credit Grade Category	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
A+	$ 760,810,366	2,575	50.61%	$ 295,460	6.059%	357	724	76.46%
A	597,417,632	2,252	39.74	265,283	6.431	357	652	79.46
A-	117,339,874	467	7.81	251,263	6.754	357	603	81.07
B	487,000	3	0.03	162,333	7.066	310	573	63.62
C	409,278	2	0.03	204,639	7.367	349	636	68.83
CX	336,250	1	0.02	336,250	9.250	358	518	73.98
ALTB,A	275,000	1	0.02	275,000	7.250	360	633	58.51
Progressive Express™ I	9,913,788	40	0.66	247,845	6.185	345	715	79.96
Progressive Express™ I+	1,691,891	6	0.11	281,982	6.256	355	736	52.88
Progressive Express™ II	11,242,413	57	0.75	197,235	6.616	339	647	78.83
Progressive Express™ III	792,450	5	0.05	158,490	6.651	322	614	84.63
Progressive Express™ IV	1,602,657	7	0.11	228,951	7.526	326	601	62.27
Progressive Express™ V	680,819	4	0.05	170,205	8.358	350	573	69.96
Progressive Express™ VI	161,033	1	0.01	161,033	8.000	358	508	75.00
Total:	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

_________________

(1)

All of these sample Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI respectively.

(2)

These sample Group 1 Loans were originated under the Seller's Progressive Express™ Program. The underwriting for these sample Group 1 Loans is generally based on the borrower's “Credit Score” score and therefore these sample Group 1 Loans do not correspond to the alphabetical risk categories listed above. All of the mortgage loans originated pursuant to the Express Priority Refi™ Program have been placed in Progressive Express™ Programs II and III.

See “-Underwriting Standards” in the Prospectus Supplement for a description of the Seller’s risk categories.

PROPERTY TYPES FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Property Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Single Family Residence	$1,018,172,009	3,702	67.74%	$ 275,033	6.229%	356	682	78.32%
Planned Unit Development	177,625,917	632	11.82	281,054	6.410	358	675	79.69
Condominium	150,791,465	607	10.03	248,421	6.227	357	694	78.23
2 to 4 Family Unit	108,293,580	307	7.20	352,748	6.551	356	703	73.68
Deminimis Planned Unit Development	43,927,858	149	2.92	294,818	6.128	354	707	73.38
Townhouse	4,349,623	24	0.29	181,234	6.704	358	701	79.63
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

State	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
California	$ 820,946,695	2,331	54.61%	$ 352,186	6.142%	357	687	77.53%
Florida	125,154,812	578	8.33	216,531	6.448	356	690	78.67
Arizona	75,397,978	369	5.02	204,331	6.698	358	668	80.43
Virginia	71,206,602	237	4.74	300,450	6.483	358	685	80.02
New Jersey	49,392,782	170	3.29	290,546	6.350	352	693	75.52
New York	48,657,850	126	3.24	386,173	6.241	350	702	70.62
Maryland	37,751,557	149	2.51	253,366	6.574	357	678	78.69
Colorado	30,388,721	158	2.02	192,334	6.367	356	655	79.72
Nevada	29,931,455	128	1.99	233,839	6.295	358	686	78.65
Illinois	20,860,471	95	1.39	219,584	6.617	354	678	82.28
Georgia	19,398,995	118	1.29	164,398	6.409	355	676	81.32
Washington	18,860,396	98	1.25	192,453	6.120	357	672	78.90
Minnesota	18,584,054	99	1.24	187,718	6.417	358	662	81.84
Hawaii	16,015,823	33	1.07	485,328	6.088	359	708	69.23
Massachusetts	11,025,731	45	0.73	245,016	6.681	350	689	79.48
Other	109,586,531	687	7.29	159,515	6.349	354	678	80.20
Total	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

*No more than approximately 0.42% of the Mortgage Loans by aggregate outstanding principal balance as of the Cut-off Date are secured by mortgaged properties located in any one zip code.

DEBT TO INCOME RATIO FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Description (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Not Available	$ 176,922,223	605	11.77%	$ 292,433	6.183%	357	701	74.74%
0.01% to 5.00%	102,756,717	387	6.84	265,521	6.570	350	692	76.88
5.01% to 10.00%	4,887,648	17	0.33	287,509	6.763	358	681	73.49
10.01% to 15.00%	7,783,604	30	0.52	259,453	6.314	358	685	74.88
15.01% to 20.00%	21,765,155	80	1.45	272,064	6.280	352	699	77.35
20.01% to 25.00%	44,884,601	182	2.99	246,619	6.240	354	690	76.82
25.01% to 30.00%	84,936,833	309	5.65	274,876	6.180	357	687	76.89
30.01% to 35.00%	156,926,563	578	10.44	271,499	6.171	357	686	77.40
35.01% to 40.00%	271,294,826	944	18.05	287,389	6.254	357	683	78.68
40.01% to 45.00%	353,593,987	1,227	23.52	288,178	6.277	358	682	79.29
45.01% to 50.00%	258,666,513	996	17.21	259,705	6.336	357	673	79.64
50.01% to 55.00%	15,735,421	54	1.05	291,397	5.881	353	695	73.57
55.01% or greater	3,006,362	12	0.20	250,530	6.032	357	693	77.46
Total/Weighted Average	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%
*	As of the Cut-off Date, the weighted average debt to income ratio of the Mortgage Loans was approximately 6.271% per annum.

ORIGINAL PREPAYMENT PENALTY TERM (MONTHS)

FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Number of Months	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0	$ 328,228,775	1,206	21.84%	$ 272,163	6.204%	355	699	77.56%
6	152,000	1	0.01	152,000	5.875	357	655	67.56
7	26,517,404	62	1.76	427,700	6.088	356	681	71.33
12	3,898,200	8	0.26	487,275	6.297	359	706	72.81
24	221,871,720	682	14.76	325,325	6.193	357	699	75.54
36	744,777,161	2,757	49.55	270,140	6.349	358	671	80.05
42	149,539,223	598	9.95	250,066	6.238	354	698	75.09
60	28,175,969	107	1.87	263,327	5.969	352	706	70.64
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

MONTHS REMAINING TERM TO SCHEDULED MATURITY

FOR THE MORTGAGE LOANS IN LOAN GROUP 1*

Range of Remaining Terms (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
61 to 120	$ 49,902	2	0.00%	$ 24,951	13.754%	93	640	109.70%
121 to 240	11,838,954	80	0.79	147,987	7.350	182	684	68.28
241 to 360	1,491,271,597	5,339	99.21	279,317	6.263	358	685	78.08
Total	$ 1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

____________

*	The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 356 months.

CREDIT SCORES FOR THE MORTGAGE LOANS IN LOAN GROUP 1(1)*

Range of Credit Bureau Risk Scores	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Not Required	$ 741,902	4	0.05%	$ 185,475	6.347%	351	0	73.30%
501 to 520	497,283	2	0.03	248,641	8.845	358	515	74.31
541 to 560	94,869	1	0.01	94,869	7.875	358	560	29.87
561 to 580	5,161,171	22	0.34	234,599	7.148	352	579	80.13
581 to 600	41,733,784	180	2.78	231,854	7.012	358	591	81.16
601 to 620	83,594,322	324	5.56	258,007	6.599	356	611	80.69
621 to 640	159,666,461	631	10.62	253,037	6.487	355	631	79.04
641 to 660	217,872,559	815	14.49	267,328	6.470	357	650	79.92
661 to 680	221,564,988	823	14.74	269,216	6.363	356	670	79.12
681 to 700	244,548,040	833	16.27	293,575	6.230	357	690	78.05
701 to 720	169,643,085	567	11.29	299,194	6.075	357	710	77.09
721 to 740	119,936,507	420	7.98	285,563	5.941	356	729	76.31
741 to 760	99,796,911	335	6.64	297,901	5.993	358	751	75.90
761 to 780	86,897,584	284	5.78	305,977	5.941	358	770	74.80
781 to 800	42,051,484	149	2.80	282,225	5.847	355	789	71.53
801 to 820	9,359,503	31	0.62	301,919	5.766	358	806	68.67
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

______________________

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*	The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Cut-off Date was approximately 685.

RANGE OF MONTHS TO ROLL FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Range of Months to Roll	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
N/A*	$ 203,159,520	801	13.52%	$253,632	6.346%	348	705	69.79%
1 to 12	153,536,574	464	10.21	330,898	5.808	355	695	76.43
13 to 18	17,509,346	84	1.16	208,445	5.646	354	712	80.18
19 to 24	968,988,890	3,532	64.46	274,346	6.375	358	675	80.07
25 to 31	13,786,698	40	0.92	344,667	5.154	355	724	78.87
32 to 49	87,812,014	325	5.84	270,191	6.209	359	707	78.34
50 to 55	1,291,822	7	0.09	184,546	5.935	352	662	79.00
56 to 79	52,273,458	154	3.48	339,438	6.067	359	710	75.23
80 or more	4,802,129	14	0.32	343,009	5.937	360	724	71.35
Total/Weighted Average	$1,503,160,452	5,421	100.00%	$277,285	6.271%	356	685	78.00%

____________________

As of the Cut-off Date, the weighted average months to first roll of the Mortgage Loans was approximately 23 months.

*Fixed rate mortgage loans in Loan Group 1.

LOAN PURPOSES FOR THE MORTGAGE LOANS IN LOAN GROUP 1

Loan Purpose	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Purchase	$ 946,041,821	3,477	62.94%	$ 272,086	6.289%	357	690	79.30%
Refinance – Cash Out	439,042,570	1,487	29.21	295,254	6.275	356	673	75.85
Refinance – Rate Term	117,962,462	452	7.85	260,979	6.105	354	686	75.51
Debt Consolidation	113,600	5	0.01	22,720	14.471	133	628	122.49
Total	$1,503,160,452	5,421	100.00%	$ 277,285	6.271%	356	685	78.00%

MORTGAGE LOAN PROGRAMS FOR THE

MORTGAGE LOANS IN LOAN GROUP 2 (1)

Loan Programs	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remaining. Term to Maturity (Months)	Weighted Average Credit Score	Weighted Average Original LTV
30Y LIB6M	$ 1,743,165	2	0.79%	$871,583	4.654%	357	667	74.67%
2/28 LIB6M	2,822,361	3	1.29	940,787	5.911	359	713	75.72
3/27 LIB6M	42,202,823	30	19.24	1,406,761	5.655	359	741	68.90
3/27 LIB6M IO	21,779,780	11	9.93	1,979,980	5.642	359	758	69.77
5/25 LIB6M	55,795,787	47	25.43	1,187,144	5.804	358	732	65.88
5/25 LIB6M - IO	45,236,366	34	20.62	1,330,481	5.746	359	741	62.17
7/23 LIB6M	5,753,791	6	2.62	958,965	5.959	359	744	61.25
10/20 LIB6M	44,059,841	34	20.08	1,295,878	5.985	359	741	60.92
Total	$219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

______________________

(1)         A mortgage loan with a loan program including the term “30Y LIB6M” has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “2/28 LIB6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 MTA” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts based on the value of MTA. A mortgage loan with a loan program including the term “3/27 LIB6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “10/20 LIB6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “IO” has an interest only period.

PRINCIPAL BALANCES AS OF ORIGINATION FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Mortgage Loan Principal Balances ($)	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remaining. Term to Maturity (Months)	Weighted Average Credit Score	Weighted Average Original LTV
$250,000.01 - $300,000.00	$ 299,246	1	0.14%	$ 299,246	6.250%	357	723	80.00%
$300,000.01 - $350,000.00	963,194	3	0.44	321,065	5.984	359	732	56.69
$350,000.01 - $400,000.00	2,634,360	7	1.20	376,337	6.160	359	718	61.86
$400,000.01 - $450,000.00	2,924,095	7	1.33	417,728	6.157	358	725	59.33
$450,000.01 - $500,000.00	3,426,552	7	1.56	489,507	6.069	359	703	68.55
$500,000.01 - $550,000.00	2,630,995	5	1.20	526,199	5.721	358	730	67.81
$550,000.01 - $600,000.00	5,808,248	10	2.65	580,825	5.940	358	745	62.18
$600,000.01 - $650,000.00	6,906,258	11	3.15	627,842	5.941	359	720	62.27
$650,000.01 - $700,000.00	4,076,868	6	1.86	679,478	5.748	358	749	67.36
$700,000.01 - $750,000.00	5,864,210	8	2.67	733,026	5.873	358	716	67.19
$750,000.01 - $800,000.00	5,414,730	7	2.47	773,533	5.715	358	735	64.72
$800,000.01 - $850,000.00	824,270	1	0.38	824,270	5.750	359	772	52.28
$850,000.01 - $900,000.00	1,755,700	2	0.80	877,850	5.753	360	769	56.88
$900,000.01 - $950,000.00	5,566,508	6	2.54	927,751	5.936	359	731	55.29
$950,000.01 - $1,000,000.00	5,915,306	6	2.70	985,884	5.688	359	721	56.52
$1,000,000.01 - $2,000,000.00	75,336,832	54	34.34	1,395,127	5.723	359	741	64.79
$2,000,000.01 or greater	89,046,545	26	40.59	3,424,867	5.766	359	744	67.28
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the average original principal balance of the sample Group 2 Loans was approximately $1,313,736.

PRINCIPAL BALANCES AS OF THE CUT-OFF DATE FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Mortgage Loan Principal Balances ($)	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
$250,000.01 - $300,000.00	$ 299,246	1	0.14%	$ 299,246	6.250%	357	723	80.00%
$300,000.01 - $350,000.00	963,194	3	0.44	321,065	5.984	359	732	56.69
$350,000.01 - $400,000.00	2,634,360	7	1.20	376,337	6.160	359	718	61.86
$400,000.01 - $450,000.00	2,924,095	7	1.33	417,728	6.157	358	725	59.33
$450,000.01 - $500,000.00	3,426,552	7	1.56	489,507	6.069	359	703	68.55
$500,000.01 - $550,000.00	2,630,995	5	1.20	526,199	5.721	358	730	67.81
$550,000.01 - $600,000.00	5,808,248	10	2.65	580,825	5.940	358	745	62.18
$600,000.01 - $650,000.00	6,906,258	11	3.15	627,842	5.941	359	720	62.27
$650,000.01 - $700,000.00	4,076,868	6	1.86	679,478	5.748	358	749	67.36
$700,000.01 - $750,000.00	5,864,210	8	2.67	733,026	5.873	358	716	67.19
$750,000.01 - $800,000.00	5,414,730	7	2.47	773,533	5.715	358	735	64.72
$800,000.01 - $850,000.00	824,270	1	0.38	824,270	5.750	359	772	52.28
$850,000.01 - $900,000.00	1,755,700	2	0.80	877,850	5.753	360	769	56.88
$900,000.01 - $950,000.00	5,566,508	6	2.54	927,751	5.936	359	731	55.29
$950,000.01 - $1,000,000.00	5,915,306	6	2.70	985,884	5.688	359	721	56.52
$1,000,000.01 - $2,000,000.00	75,336,832	54	34.34	1,395,127	5.723	359	741	64.79
$2,000,000.01 or greater	89,046,545	26	40.59	3,424,867	5.766	359	744	67.28
Total/Weighted Average	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the average current principal balance of the sample Group 2 Loans was approximately $1,313,736.

MORTGAGE RATES FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Mortgage Rates (%)	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	$ 1,436,464	1	0.65%	$1,436,464	4.500%	356	641	75.00%
5.000 - 5.499	7,073,452	5	3.22	1,414,690	5.375	360	748	68.28
5.500 - 5.999	153,601,284	111	70.01	1,383,795	5.677	359	743	63.98
6.000 - 6.499	54,473,413	45	24.83	1,210,520	6.119	359	734	67.71
6.500 - 6.999	2,809,303	5	1.28	561,861	6.515	358	699	67.34
Total/Weighted Average	$219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average mortgage rate of the sample Group 2 Loans was approximately 5.780% per annum.

NEXT ADJUSTMENT DATE FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Next Adjustment Date	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
October 2005	$ 1,436,464	1	0.65%	$ 1,436,464	4.500%	356	641	75.00%
January 2006	306,702	1	0.14	306,702	5.375	359	787	73.10
June 2007	1,382,361	2	0.63	691,181	5.818	358	666	71.26
August 2007	1,440,000	1	0.66	1,440,000	6.000	360	759	80.00
February 2008	973,635	1	0.44	973,635	5.500	354	668	77.93
May 2008	1,603,923	3	0.73	534,641	5.675	357	701	66.94
June 2008	22,276,898	12	10.15	1,856,408	5.683	358	745	72.41
July 2008	25,067,197	13	11.43	1,928,246	5.638	359	764	66.99
August 2008	12,720,950	11	5.80	1,156,450	5.655	360	732	67.30
September 2008	1,340,000	1	0.61	1,340,000	5.375	360	714	71.66
April 2010	5,755,212	2	2.62	2,877,606	5.890	356	762	60.85
May 2010	15,896,722	16	7.25	993,545	5.828	357	750	70.01
June 2010	16,532,228	17	7.54	972,484	5.859	358	735	66.17
July 2010	45,575,491	33	20.77	1,381,075	5.693	359	733	60.93
August 2010	14,021,500	11	6.39	1,274,682	5.866	360	733	67.90
September 2010	3,251,000	2	1.48	1,625,500	5.754	360	679	62.27
May 2012	1,245,924	1	0.57	1,245,924	6.000	357	731	73.53
June 2012	923,355	1	0.42	923,355	6.125	358	701	58.73
July 2012	2,860,513	3	1.30	953,504	5.941	359	769	56.94
August 2012	724,000	1	0.33	724,000	5.750	360	720	60.38
May 2015	7,937,927	6	3.62	1,322,988	6.033	357	749	66.60
June 2015	6,093,876	4	2.78	1,523,469	6.019	358	760	69.75
July 2015	13,749,539	14	6.27	982,110	6.135	359	758	58.67
August 2015	16,278,500	10	7.42	1,627,850	5.822	360	715	56.73
Total/Weighted Average	$219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the sample Group 2 Loans was approximately 63 months.

GROSS MARGIN FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2.250 - 2.499	$ 2,495,032	1	1.14%	$ 2,495,032	5.625%	358	702	48.69%
2.500 - 2.749	173,273,383	124	78.98	1,397,366	5.755	359	739	66.58
2.750 - 2.999	40,626,738	38	18.52	1,069,125	5.918	358	749	59.96
3.000 - 3.249	1,217,539	2	0.55	608,770	6.313	359	703	60.82
3.250 - 3.499	1,781,223	2	0.81	890,611	4.911	357	649	72.10
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average Gross Margin of the sample Group 2 Loans was approximately 2.553% per annum.

MAXIMUM MORTGAGE RATE FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Maximum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
10.500 - 10.999	$ 1,436,464	1	0.65%	$ 1,436,464	4.500%	356	641	75.00%
11.000 - 11.499	7,073,452	5	3.22	1,414,690	5.375	360	748	68.28
11.500 - 11.999	154,081,284	112	70.23	1,375,726	5.680	359	742	63.98
12.000 - 12.499	54,473,413	45	24.83	1,210,520	6.119	359	734	67.71
12.500 - 12.999	2,329,303	4	1.06	582,326	6.519	358	712	67.85
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the sample Group 2 Loans was approximately 11.788% per annum.

INITIAL FIXED-RATE PERIOD FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Initial Fixed Period	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Six Months	$ 1,743,165	2	0.79%	$ 871,583	4.654%	357	667	74.67%
24 Months	2,822,361	3	1.29	940,787	5.911	359	713	75.72
36 Months	63,982,603	41	29.16	1,560,551	5.651	359	747	69.20
60 Months	101,032,153	81	46.05	1,247,311	5.778	359	736	64.22
84 Months	5,753,791	6	2.62	958,965	5.959	359	744	61.25
120 Months	44,059,841	34	20.08	1,295,878	5.985	359	741	60.92
Total/Weighted Average	$219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

INITIAL RATE CAP FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Initial Cap (%)	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	$ 1,743,165	2	0.79%	$ 871,583	4.654%	357	667	74.67%
3.000	217,650,750	165	99.21	1,319,095	5.789	359	740	65.09
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

SUBSEQUENT RATE CAP FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Subsequent Cap (%)	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%
Total/Weighted Average	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

ORIGINAL LOAN-TO-VALUE RATIOS FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Loan-to-Value Ratios (%)	Average Principal Balance	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
25.01% to 30.00%	$ 1,798,524	2	0.82%	$ 899,262	6.042%	359	766	26.16%
30.01% to 35.00%	1,000,000	1	0.46	1,000,000	5.625	360	763	34.72
35.01% to 40.00%	3,875,644	5	1.77	775,129	5.785	359	743	36.79
40.01% to 45.00%	6,891,373	6	3.14	1,148,562	5.707	359	765	42.31
45.01% to 50.00%	10,044,149	9	4.58	1,116,017	5.757	359	743	48.13
50.01% to 55.00%	16,012,916	13	7.30	1,231,763	5.674	359	754	52.75
55.01% to 60.00%	16,529,293	17	7.53	972,311	5.914	358	732	59.18
60.01% to 65.00%	38,528,685	28	17.56	1,376,024	5.762	359	736	63.08
65.01% to 70.00%	42,004,394	24	19.15	1,750,183	5.761	359	732	67.16
70.01% to 75.00%	50,485,247	38	23.01	1,328,559	5.691	358	740	73.06
75.01% to 80.00%	32,223,692	24	14.69	1,342,654	5.963	358	741	78.64
Total:	$219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

The minimum and maximum loan-to-value ratios of the sample Group 2 Loans at origination were approximately 25.18% and 80.00%, respectively, and the weighted average of the loan-to-value ratios of the sample Group 2 Loans at origination was approximately 65.16%.

OCCUPANCY TYPES FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Occupancy	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Investment	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%
Total/Weighted Average	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

Occupancy type is based on the representation of the borrower at the time of origination.

MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Document Type	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Progressive Series Program (Full Documentation)	$ 217,556,370	163	99.16%	$ 1,334,702	5.777%	359	740	65.26%
Progressive Express No Documentation Program (No Documentation)	1,837,546	4	0.84	459,386	6.183	359	686	53.23
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

See “—Underwriting Standards” in the prospectus supplement for a detailed description of the Seller's loan programs and documentation requirements.

PROPERTY TYPES FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Property Type	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Multi-Family Residence	$219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%
Total/Weighted Average	$219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

State	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
California	$ 124,778,102	97	56.87%	$ 1,286,372	5.715%	359	735	59.96%
Arizona	24,334,204	14	11.09	1,738,157	5.913	359	734	69.90
Florida	16,967,293	10	7.73	1,696,729	5.754	359	757	70.27
Minnesota	7,016,195	5	3.20	1,403,239	5.765	357	733	77.30
Washington	5,271,405	3	2.40	1,757,135	5.764	358	757	72.43
Texas	5,077,004	5	2.31	1,015,401	5.971	358	723	73.40
Michigan	3,719,584	5	1.70	743,917	6.107	359	724	76.60
Oregon	3,373,481	4	1.54	843,370	5.883	358	757	68.91
Missouri	2,824,677	2	1.29	1,412,338	5.875	358	797	63.84
Idaho	2,770,064	1	1.26	2,770,064	6.125	358	739	77.08
Ohio	2,762,170	1	1.26	2,762,170	5.750	357	758	71.03
Tennessee	2,638,022	1	1.20	2,638,022	6.375	359	789	80.00
Massachusetts	2,560,000	1	1.17	2,560,000	6.000	360	728	80.00
Nevada	2,550,000	1	1.16	2,550,000	5.375	360	783	71.43
Kansas	2,504,495	3	1.14	834,832	5.751	360	721	60.06
Oklahoma	1,560,000	1	0.71	1,560,000	6.000	360	754	65.00
Alaska	1,440,000	1	0.66	1,440,000	6.000	360	759	80.00
Utah	1,256,963	2	0.57	628,481	5.823	357	735	76.96
Connecticut	1,237,500	1	0.56	1,237,500	5.375	360	725	75.00
Vermont	999,171	1	0.46	999,171	6.000	359	767	73.53
New Mexico	748,469	1	0.34	748,469	5.500	358	680	75.00
Pennsylvania	577,000	1	0.26	577,000	6.375	358	762	69.94
Virginia	536,000	1	0.24	536,000	5.750	358	741	80.00
New York	495,561	1	0.23	495,561	5.750	359	790	80.00
Georgia	422,902	1	0.19	422,902	6.125	357	690	80.00
New Jersey	367,705	1	0.17	367,705	6.125	359	700	80.00
Rhode Island	306,702	1	0.14	306,702	5.375	359	787	73.10
North Carolina	299,246	1	0.14	299,246	6.250	357	723	80.00
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

No more than approximately 1.17% of the sample Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

PREPAYMENT PENALTY PERIOD FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Number of Months	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
36 Months	$ 68,548,130	46	31.24%	$ 1,490,177	5.636%	359	744	69.61%
60 Months	101,032,153	81	46.05	1,247,311	5.778	359	736	64.22
84 Months	5,753,791	6	2.62	958,965	5.959	359	744	61.25
120 Months	44,059,841	34	20.08	1,295,878	5.985	359	741	60.92
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

PREPAYMENT PENALTY TYPE FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Type or Description	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
5 Year-3/2/1/1/1	$101,032,153	81	46.05%	$ 1,247,311	5.778%	359	736	64.22%
3 Year-3/2/1	67,455,730	45	30.75	1,499,016	5.634	359	744	69.64
10 Year-5 Year Lockout-5/4/3/2/1	23,761,748	16	10.83	1,485,109	5.858	358	763	58.68
10 Year-3/3/3/2/2/2/1/1/1/0	20,298,094	18	9.25	1,127,672	6.133	359	714	63.53
7 Year-3/3/2/2/1/1/0	5,753,791	6	2.62	958,965	5.959	359	744	61.25
3 Year-2/1/1	1,092,400	1	0.50	1,092,400	5.750	358	733	67.43
Total	$219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

For the multifamily “3 Year 3/2/1” loans, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily “5 Year 3/2/1/1/1” loans, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first and second year and remaining until such charge terminates at the end of the fifth year. For the multifamily “7 Year 3/3/2/2/1/1/0” loans, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first and second year after origination, declining by 1% every two years until such charge terminates at the end of the sixth year. For the multifamily “10 Year 3/3/3/2/2/2/1/1/1/0” loans, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first three years after origination, declining by 1% after every three years until such charge terminates at the end of the ninth year. For the multifamily “10 Year 5/4/3/2/1” loan, there is a five year lockout period which prohibits the borrower from making a prepayment of principal. The prepayment charge for the sixth year is 5% of the principal balance of the related mortgage loan for the first year after the lockout period, declining by 1% each year for four years until such charge terminates at the end of the tenth year. For the multifamily “5 Year 5/4/3/2/1” loans, the amount of the prepayment charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year for four years until such charge terminates at the end of the fifth year. For the multifamily “3 Year 2/1/1” loans, the amount of the prepayment charge is 2% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% after the first year and remaining until such charge terminates at the end of the third year.

MONTHS REMAINING TO SCHEDULED MATURITY FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Months	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
241 - 360	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the sample Group 2 Loans was approximately 359 months.

RANGE OF MONTHS TO FIRST ROLL FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Range of Months	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1 - 12	$ 1,743,165	2	0.79%	$ 871,583	4.654%	357	667	74.67%
19 - 24	2,822,361	3	1.29	940,787	5.911	359	713	75.72
25 - 31	973,635	1	0.44	973,635	5.500	354	668	77.93
32 - 49	63,008,968	40	28.72	1,575,224	5.653	359	748	69.07
56 - 79	101,032,153	81	46.05	1,247,311	5.778	359	736	64.22
Greater than or equal to 80	49,813,632	40	22.71	1,245,341	5.982	359	741	60.95
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average months to first roll of the sample Group 2 Loans was approximately 63 months.

FIRST PAYMENT DATE FOR THE

MORTGAGE LOANS IN LOAN GROUP 2

Date	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
March 2005	$ 973,635	1	0.44%	$ 973,635	5.500%	354	668	77.93%
May 2005	7,191,676	3	3.28	2,397,225	5.612	356	737	63.68
June 2005	26,684,496	26	12.16	1,026,327	5.888	357	745	68.98
July 2005	47,208,717	36	21.52	1,311,353	5.801	358	740	69.58
August 2005	87,559,441	64	39.91	1,368,116	5.753	359	748	62.22
September 2005	45,184,950	34	20.60	1,328,969	5.793	360	727	63.97
October 2005	4,591,000	3	2.09	1,530,333	5.643	360	689	65.01
Total/Weighted Average	$ 219,393,916	167	100.00%	$1,313,736	5.780%	359	739	65.16%

Credit Scores

Range of Credit Scores	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Not Available	$ 2,212,573	3	1.01%	$ 737,524	5.875%	358	0	61.48%
621 - 640	1,975,000	2	0.90	987,500	6.027	360	628	64.97
641 - 660	11,114,566	6	5.07	1,852,428	5.837	359	647	68.42
661 - 680	6,065,621	9	2.76	673,958	5.711	358	668	69.39
681 - 700	23,457,247	21	10.69	1,117,012	5.744	359	694	63.16
701 - 720	24,279,065	19	11.07	1,277,846	5.758	359	709	66.17
721 - 740	23,996,614	23	10.94	1,043,331	5.801	359	731	70.16
741 - 760	37,694,209	23	17.18	1,638,879	5.794	358	749	66.85
761 - 780	55,248,820	40	25.18	1,381,220	5.788	358	768	60.84
781 - 800	32,051,314	20	14.61	1,602,566	5.744	359	790	66.13
801 - 820	1,298,887	1	0.59	1,298,887	5.875	359	808	59.91
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%

As of the Cut-off Date, the weighted average credit score of the sample Group 2 Loans was approximately 739.

Loan Purpose

Loan Purpose	Aggregate Principal Balance Outstanding	No. of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	$ 112,256,175	86	51.17%	$ 1,305,304	5.812%	359	736	69.78%
Refinance Cash Out	99,867,222	74	45.52	1,349,557	5.747	359	743	60.53
Refinance Rate Term	7,270,519	7	3.31	1,038,646	5.752	359	743	57.42
Total/Weighted Average	$ 219,393,916	167	100.00%	$ 1,313,736	5.780%	359	739	65.16%